STARBOARD INVESTMENT TRUST

QCI BALANCED FUND

Supplement dated July 15, 2022
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated February 1, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for the QCI Balanced Fund.
On June 9, 2022, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the QCI Balanced Fund (the “Fund”).  The Board has determined that the dissolution and liquidation of the Fund are in the best interests of the Fund and its shareholders.  Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about September 20, 2022 (the “Liquidation Date”).
As of July 15, 2022, the Fund will not accept any new investors and will no longer pursue its stated investment objective.  As of August 15, 2022, the Fund will no longer accept new investments from existing investors.  The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares unless you have previously requested payments in cash.  Shares of the Fund will otherwise not be available for purchase as of the dates set forth above.
Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Prospectus under “Redeeming Shares.”  Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.  The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of your shares may be treated as a taxable event.  Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.
For further information, please contact the Fund toll-free at 1-844-438-7474. You may obtain copies of the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at 116 South Franklin Street, Rocky Mount, North Carolina 27804, or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference